[MILLING BENSON WOODWARD L.L.P. LETTERHEAD]


                                February 18, 1999



VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

         Re:      Avoca, Incorporated
                  (Commission File No. 0-9219)
                  ----------------------------

Gentlemen:

         On behalf of Avoca, Incorporated (the "Registrant") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), we are transmitting herewith, in definitive form, the Registrant's proxy statement (including related notice of annual meeting, form of proxy and letter to shareholders) for the Registrant's 1999 annual meeting of shareholders. These proxy materials, together with the Registrant's 1998 Annual Report to Shareholders, were first mailed to security holders on or about February 18, 1999.

         Under separate cover, pursuant to Rule 14a-3(c) under the Act, the Registrant is submitting, solely for the information of the Commission, seven copies of the Registrant's 1998 Annual Report to Shareholders.

         If you have any questions, please do not hesitate to call me at the number written above.

                                Very truly yours,

                                /s/ Guy C. Lyman, Jr.

                                Guy C. Lyman, Jr.


GCL,JR./kf 188964
Enclosures
cc:    Mr. Paul Hogan, III
       Guy C. Lyman, Jr.

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  X
                       -----
Filed by a Party other than the Registrant
                                          -----


Check the appropriate box:

    Preliminary Proxy Statement
---
    Confidential, for Use of the Commission Only (as permitted by Rule --- 14a-6(e)(2))
 X  Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
---


                               Avoca, Incorporated
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


 Payment of Filing Fee (Check the appropriate box):


 X  No fee required.
---

    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---


    1) Title of each class of securities to which transaction applies:

            Not Applicable
       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

            Not Applicable
       -------------------------------------------------------------------------

    3) Per unit    price  or other  underlying  value  of  transaction  computed
       pursuant   to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            Not Applicable
        ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

            Not Applicable
       -------------------------------------------------------------------------

    5) Total fee paid:

            Not Applicable
       -------------------------------------------------------------------------


      Fee paid previously with preliminary materials.
---
      Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:   Not Applicable
                                ------------------------------------------------
      2) Form Schedule or Registration Statement No.:   Not Applicable
                                                     ---------------------------
      3) Filing Party:   Not Applicable
                      ----------------------------------------------------------
      4) Date Filed:   Not Applicable
                    ------------------------------------------------------------

[AVOCA LOGO]




Notice of Annual Meeting of Shareholders

To the Shareholders:

         The Annual Meeting of Shareholders of Avoca, Incorporated will be held on the second floor of the Main Office of Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana, on Tuesday, March 16, 1999 at 11:00 a.m. for the following purposes:
         1.   Fixing the number of directors for the ensuing year;
         2. Election of directors to serve for one year and until their successors are chosen and have qualified;
         3. Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.
         The close of business on February 5, 1999 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

New Orleans, Louisiana
February 18, 1999

Avoca, Incorporated
228 St. Charles Avenue, Suite 838
New Orleans, Louisiana 70130


Proxy Statement

         The enclosed proxy is solicited by the Board of Directors of Avoca, Incorporated ("the Company") for use at the Annual Meeting of Shareholders to be held on March 16, 1999 and at any adjournment or postponement thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted for management's proposal to fix, at five, the number of directors to be elected for the ensuing year, and for election of the nominees for director hereinafter named.
         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the meeting.
         The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may solicit proxies by personal interview, mail, telephone and other means, but will not receive additional compensation therefor.
         It is expected that this proxy statement and related materials will first be mailed to shareholders on or about February 18, 1999.


Voting Securities

         Only shareholders of record as of the close of business on February 5, 1999 are entitled to vote at the meeting. At that time, 830,500 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote. A majority of votes actually cast (which excludes abstentions and broker nonvotes) shall decide any matter properly coming before the meeting, except that directors shall be elected by plurality vote. In the election of directors, shareholders have the right of cumulative voting, i.e., the right to multiply the number of shares that the shareholders are entitled to vote by the number of directors to be elected, and to cast all such votes for one nominee or distribute them among two or more nominees. The nominees receiving the highest number of votes will be elected. The enclosed proxy gives proxy holders discretionary authority to cumulate votes in the election of directors.

2     AVOCA, Incorporated

         The following table provides information as of January 15, 1999 concerning each stockholder known by the Company to be the beneficial owner (as determined in accordance with applicable rules of the Securities and Exchange Commission) of more than 5% of its outstanding stock:

Name and Address                      Shares Beneficially            Percent of
of Beneficial Owner                         Owned                       Class
--------------------------------------------------------------------------------

Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana 70130               268,000                     32.27%

Hellenic, Inc.
800 David Drive
Morgan City, Louisiana 70380                72,875(1)                   8.77%

-----------------
(1) These shares are included in the reported beneficial holdings of J. Scott Tucker, a director of the Company. Mr. Tucker is President, Chief Executive Officer and a director of Hellenic, Inc.

Number and Election of Directors

         The Company's Charter provides for a Board of Directors consisting of such number of persons, not less than five or more than fifteen, as is fixed by the shareholders prior to each election of directors. The Company's Board has consisted of five persons for many years, and management again proposes to fix at five the number of directors to be elected for the ensuing year. Unless you specify otherwise, proxy holders will vote for this proposal and for election of the management nominees hereinafter named, who are to serve for one year and until their successors are chosen and have qualified. All nominees are members of the Company's present Board. Messrs. Baird and Tucker were appointed in December 1998 to fill vacancies created by the resignations of Messrs. Edward B. Grimball and Peter V. Guarisco. All other nominees were elected at the last annual meeting. Should the number of directors be fixed at more than five or should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.

                                                       AVOCA, Incorporated     3

The following table includes information furnished by the respective nominees with regard to their principal occupations for the last five years and their beneficial ownership (as determined in accordance with applicable rules of the Securities and Exchange Commission) of the Company's outstanding stock as of January 15, 1999.

Name, Age, Position with
Company and Principal
Occupation
                                                                Shares        Percent
                                           Director          Beneficially       of
                                            Since                Owned         Class

Robert C. Baird, Jr., 48; Director of
the Company; Executive Vice
President, Whitney National Bank;
formerly Chairman, President and
Chief Executive Officer, Union Bank
& Trust Company, Montgomery,
Alabama                                      1998                None            ---


Richard W. Fox, 43; Director and
President of the Company; President,
Fox Financial Consulting, Inc. and
manager, Longford Farm, L.L.C.
(land management, farming and
investments); formerly manager,
Sandy Run Farm L.L.C.; prior thereto
Vice President, FirstNBC (Trust
Investment Department)                       1995              19,666(1)         2.4


Guy C. Lyman, Jr., 66;  Director of
the Company; Attorney, Milling
Benson Woodward L.L.P.                       1993               None             ---


M. Cleland Powell, III, 50;  Director
and Secretary-Treasurer of the
Company; Senior Vice President,
Whitney National Bank                        1986               None             ---


J. Scott Tucker, 51; Director of the
Company; President and Chief
Executive Officer (since 1/12/98) and
formerly Chief Financial Officer,
Hellenic, Inc. (real estate, oil and gas,
investments, construction)                  1998            103,829(2)          12.5


All directors and officers as a group       ---             123,495(1)(2)       14.9

(1) Mr. Fox's reported beneficial ownership consists of 19,666 shares owned by Longford Farm, L.L.C., of which he is manager and a member.

(2) Mr. Tucker's reported beneficial ownership consists of the 72,875 shares owned by Hellenic, Inc. and 30,954 shares owned by Capital Management Consultants, Inc., of which he is Chief Financial Officer, a director and shareholder.

4     AVOCA, Incorporated

Information Concerning Management

Executive Compensation
     Except for quarterly fees of $250 per director, all officers and directors of the Company serve without remuneration.

Certain Relationships
     Messrs. Baird and Powell are senior officers of Whitney National Bank, which owns 32.27% of the Company's outstanding stock.
     Mr. Tucker is President, Chief Executive Officer and a director of Hellenic, Inc. (which owns 8.77% of the Company's outstanding stock), and Chief Financial Officer, a director and shareholder of Capital Management Consultants, Inc. (which owns 3.73% of the Company's outstanding stock).
     Mr. Lyman's professional law corporation is of counsel with the law firm of Milling Benson Woodward L.L.P., which acts as legal counsel for the Company and, together with other law firms, represents Whitney National Bank and its parent, Whitney Holding Corporation, on a regular basis.

Other Information
     The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.
     The Board held four meetings during the year. Each director attended at least 75 percent of the meetings held during the period that he served, except that Mr. Guarisco was absent from two meetings.

Section 16A Beneficial Ownership Reporting Compliance

     Directors, officers and certain shareholders are required to file with the Securities and Exchange Commission reports of their beneficial ownership of the Company's stock. Because the reporting requirements are technical and complex, the Company has agreed to assist with the preparation and filing of the reports. Through oversight on the Company's part, Messrs. Baird's and Tucker's respective initial statements of beneficial ownership (SEC Form 3) and one statement of change of beneficial ownership by Mr. Fox (SEC Form 4) were filed late.

Accountants

     With the approval of the Company's Board of Directors and effective upon the filing of the Company's Form 10-KSB for the year ended
December 31, 1998, Ernst & Young LLP has decided not to stand for reappointment as the Company's independent public accountants. There

                                                       AVOCA, Incorporated     5
were no disagreements with Ernst & Young LLP and its reports have contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

     It is anticipated that Arthur Andersen LLP will be asked to succeed Ernst & Young LLP as the Company's independent public accountants for 1999. Representatives of Arthur Andersen LLP and Ernst & Young LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Each will have an opportunity to make a statement if he desires to do so.

Shareholder Proposals

     In order to be considered for inclusion in the proxy statement and proxy relating to the 2000 Annual Meeting of Shareholders, proposals of shareholders must be received by the Company no later than October 20, 1999. In addition, if the Company receives notice of a shareholder proposal after January 4, 2000, the proxy holders named in the proxy statement and form of proxy for the 2000 Annual Meeting will have discretionary authority to vote or abstain from voting on that proposal in accordance with their best judgment, if the proposal is actually presented at the meeting.

     Any shareholder proposal should be sent to the Company at its principal executive office, 228 St. Charles Avenue, Suite 838, New Orleans,
Louisiana 70130.


Other Matters

     The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Board knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournment or postponement thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer




6     AVOCA, Incorporated

Avoca, Incorporated
228 St. Charles Avenue, Suite 838
New Orleans, LA 70130


March 16, 1999

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on the second floor of the Main Office of Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130 at 11:00 a.m. on Tuesday, March 16, 1999. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.


                                                     /s/ Richard W. Fox

                                                     Richard W. Fox
                                                     President

                                 Detach Proxy Card Here
--------------------------------------------------------------------------------


A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS

1.   Proposal to fix, at five, the number of directors for the ensuing year.

             FOR           AGAINST          ABSTAIN
                -----             -----            -----


2.   Election of Directors.  FOR all nominees      WITHHOLD          *EXCEPTIONS
                             listed below          AUTHORITY
                                                   to vote
                                                   for all nominees
                                                   listed below
                                              ----             ----         ----
     Nominees:   Robert  C.  Baird, Jr.,  Richard  W.  Fox,  Guy  C. Lyman, Jr.,
     M. Cleland Powell, III, J.Scott Tucker (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).
     *Exceptions
                ----------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
                                                       Change of Address and/
                                                       or Comments Mark Here
                                                                            ----

                                   The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint owners, co-executors, attorney-in-fact, or co-trustees, both should sign. Persons signing as Attorney-in-fact, Executor, Administrator, Trustee or Guardian should give their full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person.

                                   Dated:                               , 199
                                         -------------------------------     ---


                                   ---------------------------------------------
                                                     Signature


                                   ---------------------------------------------
                                                     Signature

                            Votes MUST be indicated
                           (x) in Black or Blue ink.
                                                    -----

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

                               AVOCA, INCORPORATED

                          PROXY/VOTING INSTRUCTION CARD

      This proxy is solicited on behalf of the Board of Directors of Avoca,
                                  Incorporated

     The undersigned hereby appoints Richard W. Fox and M. Cleland Powell, III, and each of them, with full power of substitution in each, proxies to represent and to vote all shares of Common Stock of Avoca, Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 16, 1999, and at any adjournment or postponement thereof, as indicated on the reverse side.

     When properly executed and returned, this proxy will be voted in accordance with such instructions as may be given on the reverse side of this proxy card by the undersigned shareholder. If no instructions are given, this proxy will be voted FOR proposals 1 and 2.


                        (Continued, and to be signed and dated on reverse side.)


                                            AVOCA, INCORPORATED
                                              P.O. BOX 11164
                                         NEW YORK, N.Y. 10203-0164